Execution Version
AMENDMENT NO. 3
This AMENDMENT NO. 3 (this “Amendment”), dated as of March 31, 2025, among Cable One, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, amends the Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023 (as amended by Amendment No. 1, dated as of May 22, 2023, as amended by Amendment No. 2, dated as of October 7, 2024 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, and the Administrative Agent.
RECITALS
WHEREAS, the Borrower has requested to amend Section 5.01(d) of the Credit Agreement, as set forth herein;
WHEREAS, Section 9.02 of the Credit Agreement permits the Borrower to amend the Credit Agreement with the written consent of the Borrower, the Administrative Agent and the Required Lenders; and
WHEREAS, the Borrower has requested, and the Administrative Agent and the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, that Section 5.01(d) of the Credit Agreement be amended to effectuate the amendments set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Amendment.
2.    Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), Section 5.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“within ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2022, a reasonably detailed consolidated budget for such fiscal year; provided that the Administrative Agent shall only furnish a copy of each such budget to the Revolving Lenders, the Incremental Term B-2 Lenders and the Incremental Term B-3 Lenders;”.
3.     Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) that the Administrative Agent shall have received a counterpart signature page of this Amendment signed on behalf of the Borrower and Lenders constituting Required Lenders.

4.    Expenses Reimbursement. The Borrower agrees to reimburse the Administrative Agent for all expenses (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) that are required to be paid or reimbursed by the Borrower pursuant to Section 9.03 of the Credit Agreement.
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5.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the parties hereto that:
(a)it is (i) duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required; except in each case referred to in clause (ii) or (iii) where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(b)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6.    Reference to and Effect on the Loan Documents.

(a)From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
7.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)    This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)    SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS, AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
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8.    Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The Administrative Agent shall endeavor in good-faith to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9.     Execution in Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by the Administrative Agent of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed signature page of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CABLE ONE, INC., as the Borrower

By:	/s/ Todd M. Koetje
Name: Todd M. Koetje
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Monica Knight
Name: Monica Knight
Title: Vice President

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Monica Knight
Name: Monica Knight
Title: Vice President

[Signature Page to Amendment No. 3]

COBANK, ACB, as a Lender

By:	/s/ Jacqueline Bove
Name: Jacqueline Bove
Title: Senior Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brendan Kelly
Name: Brendan Kelly
Title: Senior Vice President

[Signature Page to Amendment No. 3]

TRUIST BANK, as a Lender

By:	/s/ Jim C. Wright
Name: Jim C. Wright
Title: Director

[Signature Page to Amendment No. 3]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Kurtz
Name: Daniel Kurtz
Title: Director

[Signature Page to Amendment No. 3]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Schauwers
Name: Thomas Schauwers
Title: Vice President

[Signature Page to Amendment No. 3]

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Doug Jenks
Name: Doug Jenks
Title: Director

[Signature Page to Amendment No. 3]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Signature Page to Amendment No. 3]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Meece
Name: Nick Meece
Title: Principal

[Signature Page to Amendment No. 3]

MUFG BANK, LTD., as a Lender

By:	/s/ Colin Donnarumma
Name: Colin Donnarumma
Title: Vice President

[Signature Page to Amendment No. 3]